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                                                                     Exhibit 1.1



                        TELECOMMUNICATION SYSTEMS, INC.


                                  ____ SHARES(1)

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                              ____________, 2000

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CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
SALOMON SMITH BARNEY INC.
As Representatives of the several
   Underwriters named in Schedule I.
270 Park Avenue
New York, New York 10017

Dear Sirs:


       TeleCommunication Systems, Inc., a Maryland corporation (the "Company"), proposes to issue and sell ___________ shares (the "Firm Shares") of its authorized but unissued Common Stock, $__________ par value (the "Common Stock"). The Company proposes to grant to the several Underwriters named in
Schedule I hereto (the "Underwriters") an option to purchase up to an additional ________ shares of Common Stock (the "Option Shares" and with the Firm Shares, herein collectively called the "Shares"). This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.


1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with the several Underwriters that:

          (a) A registration statement on Form S-1 (No. 33- ), including a form of prospectus, relating to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and has been filed by the Company with the Commission. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause
     (ii), the Company has included in such registration statement, as amended at the Effective Time (as defined below), all information (other than information permitted to be omitted from the registration statement when it becomes effective pursuant to Rule 430A ("Rule 430A Information") required by the Securities

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(1)   Plus an option to purchase from the Company up to additional shares to cover over-allotments.



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     Act and the rules thereunder to be included in the final prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the execution of this Agreement or, to the extent not completed at such time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post effective amendment thereto, if any, was or is declared effective by the Commission. "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Securities Act, any prospectus filed with the Commission by the Company pursuant to Rule 424(a) and the prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information. Such registration statement, as amended at the Effective Time, including all Rule 430A Information, if any, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(o) or, if no such filing is required, as included in the Registration Statement is hereinafter referred to as the "Prospectus". The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

          (b) At the Effective Time, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and the Option Closing Date (as hereinafter respectively defined), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the respective rules thereunder; at the Effective Time, the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, and the Option Closing Date the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein (the "Underwriter's Information"). The parties acknowledge and agree that the Underwriters' Information consists solely of the following information in the Prospectus furnished on behalf of each
     Underwriter: [the table included as part of the first paragraph under the caption "Underwriting"; the concession and reallowance figures in the fifth paragraph under the caption "Underwriting"; and the last two paragraphs under the caption "Underwriting"].

          (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is





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     duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company), and has all power and authority necessary to own or hold properties and to conduct its business as now being conducted or as proposed to be conducted as described in the Registration Statement and the Prospectus.

          (d) The Company has full right, power and authority to execute and deliver this Agreement and the Shares and to perform its obligations hereunder and thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Shares and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

          (e) The Company has the authorized capitalization set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not now in violation of or subject to any preemptive rights; the Shares to be delivered on the Closing Date and the Option Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights; the Common Stock, the Firm Shares and the Option Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (f) The execution, delivery and performance of this Agreement and the Shares and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders, licenses, permits, filings or registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization, order, license or permit of, or filing, registration or qualification with, any such court or governmental or regulatory agency or body is required for the execution, delivery and performance of this Agreement or the Shares by the Company and the consummation of the transactions contemplated hereby.

          (g) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities




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     purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (h) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations and which have not been so described or filed.

          (i) There are no legal or governmental proceedings pending to which the Company is a party, or of which any property or assets of the Company is the subject which, singularly or in the aggregate, if determined adversely to the Company, are reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others.

          (j) The Company is not (i) in violation of its charter or by-laws,
     (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute such a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets, except any violation or default that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company.

          (k) This Agreement has been duly authorized, executed and delivered by the Company.

          (l) The Company has accurately prepared and timely filed all Federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges including, without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's Federal, state, or other taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any Federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company.

          (m) The Company possesses all consents, approvals, licenses, certificates, authorizations, orders, registrations and permits issued by, and has made all declarations and filings with, the appropriate state, federal or foreign regulatory or governmental agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of its business as now conducted and as proposed to be conducted as described in the Registration Statement and Prospectus, except where the failure to possess or make the same would not have, singularly or in the aggregate, a





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     material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, and no such consent, approval, license, certificate, authorization, order, registration or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company has not received notification of any revocation or modification of any such consent, approval, license, certificate, authorization, order, registration or permit and has no reason to believe that any such consent, approval, license, certificate, authorization, order, registration or permit will not be renewed.

          (n) There are no persons with registration or other similar rights either to have any securities registered pursuant to thc Registration Statement or to have any securities otherwise registered by the Company under the Securities Act in connection with or as a result of the execution, delivery and performance of this Agreement.

          (o) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

          (p) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (q) The Shares are registered pursuant to Section 12(g) of the Exchange Act and are listed for quotation on the Nasdaq National Market System ("Nasdaq"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

          (r) Ernst & Young LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (s) Argy, Wiltse & Robinson, P.C., who have certified certain Selected Financial Data included in the Registration Statement, are independent public accountants as required by the Securities Act and The Rules and Regulations.

          (t) The Company owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business as being conducted and as proposed to be conducted as described in the Registration Statement and Prospectus and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture, assemble, or




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     sell, and no other person or entity has manufactured, assembled or sold, the current products and services of the Company or those products and services described in the Registration Statement and Prospectus.

          (u) The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances, claims and defects that may interfere with the condition (financial or otherwise), results of operations, business, properties or prospects of the Company.

          (v) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company.

          (w) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under
     Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

          (x) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in thc aggregate with all such discharges and other releases, a material





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     adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company.

          (y) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

2.   PURCHASE BY THE UNDERWRITER.

          (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $___, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 6 hereof.

          (b) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to __ Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to thc Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option. Delivery of certificates for Option Shares, and payment therefor, shall be made as provided in Section 3 hereof. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, as adjusted by you in such manner as you deem advisable to avoid fractional shares.





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3.   DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the
Firm Shares and the Option Shares (if the option granted by Section 2(b) shall have been exercised not later than 10:00 A.M., New York City time, on the date two business days preceding the Closing Date) shall be made at the office of Latham & Watkins or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on ________, 200_,(2) or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Representatives and the Company (such date and time (which may be postponed as provided in Section 6 hereof) being referred to herein as the "Closing Date"). If the option granted by Section 2 hereof shall be exercised after 10:00 a.m., New York City time, on the date two business days preceding the Closing Date, delivery of certificates for the Option Shares, and payment therefor, shall be made at the office of Latham & Watkins, at 10:00 a.m., New York City time, on the third business day after the exercise of such option (such date and time being herein sometimes referred to as the "Option Closing Date").

        Payment for the Shares purchased from the Company shall be made to or upon the order of the Company of the purchase price by wire transfer in same day funds. Such payment shall be made upon delivery of certificates for the Shares to you for the respective account of the several Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date, in the case of Firm Shares, and at least one business day before the Option Closing Date, in the case of the Option Shares. The Company shall make the certificates for the Shares available for inspection by the Representatives in New York, New York, not later than one full business day prior to the date of purchase.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with each of the several Underwriters:

          (a) That if the Effective Time is prior to the execution and delivery of this Agreement, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b)(3) within the time period prescribed by such rule and will provide evidence satisfactory to the Representatives of such timely filing;

          (b) To advise the Representatives promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and not to effect such amendment or supplementation without the consent of the Representatives; to advise the Representatives promptly of the receipt of any comments from the Commission and of the effectiveness of the Registration Statement (in each case if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any request by the Commission for any amendment or supplementation of the Registration Statement or the Prospectus, and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; to advise the Representatives promptly of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use best efforts to prevent the issuance of any stop order or

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(2)   If the transaction is priced after the close of market, T+4 will apply to the transaction. If the pricing takes place before or during market hours, the closing will be three business days after pricing.





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     of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification and, if any such stop order or order or suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (c) To furnish promptly to each of the Representatives and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and to deliver promptly without charge to the Representatives such number of the following documents as the Representatives may from time to time reasonably request: (i) conformed copies of the Registration Statement as originally filed with thc Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus;

          (d) If the delivery of a prospectus is required at any time in connection with the sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus in order to comply with the Securities Act to notify the Representatives immediately thereof, and to promptly prepare and file with the Commission an amended Prospectus or a supplement to the Prospectus (in form and substance satisfactory to you) which will correct such statement or omission or effect such compliance;

          (e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus (such amendment or supplement in form and substance satisfactory to you) that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission or advisable in connection with the distribution of the Shares;

          (f) As soon as practicable to make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and its subsidiaries, if any (which need nor be audited), complying with Section 1l(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For so long as any of the Shares are outstanding, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares;





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     provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (i) For a period of 180 days from the Effective Time, to not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock, without the prior written consent of Chase Securities Inc. acting alone or of each of the Representatives of the Underwriters acting jointly;

          (j) To obtain the undertaking (the "lock-up agreement") of each of its directors, officers, and shareholders to not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock, for a period of 180 days from the Effective Time, without the prior written consent of Chase Securities Inc. acting alone or of each of the Representatives of the Underwriters acting jointly; and

          (k) To file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the Securities Act.

5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Closing Date (for purposes of this Section 5, "Closing Date" shall refer to the Closing Date for the Firm Shares and the Option Closing Date, if different, for the Option Shares), of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Registration Statement shall have become effective, and the Representatives shall have received notice thereof, not later than
     (i) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the offering price was determined if such determination occurred after 3:00 p.m. New York City time on such date. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been timely filed with the Commission in accordance with Section 1(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that propose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representatives.

          (b) All corporate proceedings and other legal matters incident to the authorization form and validity of this Agreement, the Firm Shares, the Option Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Piper Marbury, Rudnick & Wolfe LLP shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects Company), and has all power and authority necessary to own or hold its properties and to conduct its business as now being conducted or as proposed to be conducted as described in the Registration Statement and the Prospectus;

              (ii) The Company has the authorized capitalization set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not now in violation of or subject to any preemptive rights; the Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights; the Common Stock, the Firm Shares and the Option Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus;

              (iii) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statement has been issued and, to thc best of such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission;

              (iv) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus made by the Company prior to the Closing Date (other than the financial statements and related schedules contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

              (v) The statements set forth under the captions "Business--The Lucent Technologies Relationship," "Business--Government Regulation," "Business--Intellectual Property Rights" and "Description of Capital Stock," to the extent they represent statements or summaries of legal matters or summaries of contracts or agreements, are true and correct; and to the best of such counsel's knowledge, them are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations and which have not been so described or filed;

              (vi) The Company has full right, power and authority to execute and deliver this Agreement and the Shares and to perform its obligations hereunder and thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Shares and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

              (vii) This Agreement has been duly authorized, executed and delivered by the Company;

              (viii) The execution, delivery and performance of this Agreement and the Shares and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, qualifications, authorizations, orders, licenses, permits, filings or registrations as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, qualification, authorization, order, license or permit of, or filing or registration with, any such court or governmental or regulatory agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby;

              (ix) The Company is not (i) in violation of its charter or by-laws, (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute such a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of their properties or assets, except any violation or default that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company;

              (x) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement;

              (xi) To the best of such counsel's knowledge and except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate, if determined adversely to the Company, are reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

               (xii) The Company is, and upon receipt and pending application of the net proceeds from the sale of the Share to be sold by the Company in the manner described in the Prospectus will be, an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accounts for the Company and the Underwriters at which the contents of the Prospectus and related matters were discussed and such counsel has no reason to believe that the Registration Statement (or any post-effective amendment thereto), at the Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (or any supplement thereto) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

          (e) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received from Ernst & Young LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Representatives and in form and substance satisfactory to the Representatives and counsel to the Representatives with respect to the financial statements and certain financial information of the Company contained in the Prospectus.

          (f) The Representatives shall have also received from Ernst & Young LLP, a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company.

          (g) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that
     (A) such officers have carefully examined the Registration Statement and the Prospectus, (B) in their opinion, as of the Effective Time, the Registration Statement and the Prospectus (including the documents incorporated or deemed to be incorporated by reference therein) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus, whether or not arising from transactions in the ordinary course of business, and, since the Effective Time, except in the ordinary course of business, the Company has not entered into any material transaction not referred to in the Registration Statement and thc Prospectus contained therein, (C) the Company has no material contingent obligations which are not disclosed in the Registration Statement and the Prospectus, and (D) to the best of his or her knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his knowledge, are contemplated by the Commission, and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, except as set forth in the Prospectus.

          (h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, the effect of which, in any such case described above, is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

          (i) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Company's debt securities.

          (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) the suspension or limitation of trading in securities generally, or a material adverse decline in value of securities generally, on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or the over-the-counter market, or the establishment of minimum prices on such exchanges or such markets by the Commission, by such exchanges or markets or by any other regulatory body or governmental authority having jurisdiction; (ii) the declaration of a general moratorium on commercial banking activities by Federal or New York State authorities; (iii) the escalation of hostilities by the United States or the declaration of war or a national emergency by the United States; (iv) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions; (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the several Underwriters reasonable opinion has a material adverse effect on the securities markets in the United States; (vi) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the several Underwriters' reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or any such other material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in thc United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or the Option Shares on the terms and in the manner contemplated in the Prospectus.

          (k) You shall have received lock-up agreements from each of the directors, officers and hereof.

          (l) The recapitalization transactions of the Company that are described in the Prospectus shall have been completed as of the Closing Date.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to counsel for the Underwriters pursuant to this Section 5 shall not be in form and substance reasonably satisfactory to you and counsel for the Underwriters, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Option Shares may be cancelled by you at, or at any time prior to, the Option Closing Date. Notice of such cancellation shall be given to the Company pursuant to Section 13 hereof.

6.   DEFAULTING UNDERWRITERS.

          (a) If, on the Closing Date or the Option Closing Date, if any, any Underwriter or Underwriters default in the performance of its or their obligations under this Agreement, the Representatives may make arrangements for the purchase of the Firm Shares or Option Shares, as the case may be, to which such default relates by other persons satisfactory to the Company and the Representatives, including any of the Underwriters, but if no such arrangements are made by the Closing Date or the Option Closing Date, as the case may be, then each remaining non-defaulting Underwriter shall be severally obligated to purchase thc Firm Shares or Option Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Firm Shares or Option Shares, as the case may be, if the aggregate number of Firm Shares or Option Shares, in each case, which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds one-eleventh of the aggregate number of the Firm Shares or Option Shares, in each case, to be purchased, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the number of Firm Shares or Option Shares, in each case, which it agreed to purchase pursuant to the terms of Section 2. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representatives and the Company cannot elect to purchase the Firm Shares or Option Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 11 and except that the provisions of Sections 8 and 9 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto who, pursuant to this Section 6, purchases Firm Shares or Option Shares which a defaulting Underwriter agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Firm Shares or Option Shares of a defaulting Underwriter, either the Representatives or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or agreement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 6 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

8.   INDEMNIFICATION.


          (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively referred to for the purposes of this Section 8 and Section 9 as the Underwriter) against any loss, claim, damage or liability, joint or several, or any action in thereof, to which that Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or
     (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter for any legal or other expenses incurred by that Underwriter in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action, arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein.


          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively referred to for the purposes of this Section 8 and Section 9 as the Company), against any loss claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party, agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            The obligations of the Company and the Underwriters in this Section 8 and in Section 9 are in addition to any other liability which the Company or the Underwriters, as the case may be, may otherwise have.

9. CONTRIBUTION. If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other form the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 9 are several in proportion to their respective underwriting obligations and not joint.

10. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

11. EXPENSES. The Company agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each ease, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; (e) the costs and expenses incident to the furnishing to you and the Underwriters of the reports and information referred to in paragraph (g) of Section 4 (Exchange Act reports); (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in paragraph (h) of Section 4 and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel to the Underwriters); and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as otherwise provided in this Section 11 and in Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

12. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention:[______________];

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to thc address of the Company set forth in the Registration Statement, Attention:[__________]:

provided however, that any notice to an Underwriter pursuant to Section 7(b) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

14. DEFINITIONS OF CERTAIN TERMS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

17. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                               Very truly yours,


                                               TELECOMMUNICATION SYSTEMS, INC.



                                               By
                                                 ----------------------------
                                                 Name:
                                                 Title:

Accepted:

CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
SALOMON SMITH BARNEY INC.
    By Chase Securities Inc.

By
  --------------------------------
      Authorized Signatory

For themselves and the other Underwriters

                                   SCHEDULE I

               Underwriters                    Firm Shares to be
               ------------                       Purchased
                                                  ---------

Chase Securities Inc.........................$
Deutsche Bank Securities Inc...............
Salomon Smith Barney Inc...................
                                             ---------------
                                             $
                                              ==============


Total.......................................